 4Q19 Earnings Presentation  MARCH 4, 2020

 Safe Harbor  2  The information contained in this presentation and discussion contains “forward-looking statements” (within the meaning of the Private Securities Litigation Reform Act of 1995) regarding the future performance of the Company, including statements about the effects on the Company from (i) restructuring initiatives, (ii) the potential sale of the GEFCO business, (iii) increases in international demand, and (iv) product demand in North America. These forward-looking statements reflect management’s expectations and are based upon currently available information, and the Company undertakes no obligation to update or revise such statements. These statements are not guarantees of performance and are inherently subject to risks and uncertainties, many of which cannot be predicted or anticipated. Future events and actual results, financial or otherwise, could differ materially from those expressed in or implied by the forward-looking statements. Important factors that could cause future events or actual results to differ materially include: general uncertainty in the economy, oil, gas and liquid asphalt prices, rising steel prices, decreased funding for highway projects, the relative strength/weakness of the dollar to foreign currencies, production capacity, general business conditions in the industry, demand for the Company’s products, seasonality and cyclicality in operating results, seasonality of sales volumes or lower than expected sales volumes, lower than expected margins on custom equipment orders, competitive activity, tax rates and the impact of future legislation thereon, and those other factors listed from time to time in the Company’s reports filed with the Securities and Exchange Commission, including but not limited to the Company’s annual report on Form 10-K for the year ended December 31, 2018.

 Astec overview & 4Q19 Highlights  Barry Ruffalo | President & CEO

 4  2019 Highlights  KEY STATISTICS1    Founded  1972  Headquarters  Chattanooga, TN  Employees  ~3,900  Global Locations  25 in 8 Countries  Market-cap  $947M  Product Categories  100+  Design, Manufacture and Provide Innovative, Productive, Reliable, Eco-friendlyand Safe Equipment to Drive Value for Customers and Shareholders  By Segment  By Geography  2019 REVENUE MIX | ~$1.15B2  1 As of 12/31/19; 2 Ex-pellets.

   5  4Q19 Financial Performance   Note: All comparisons are YoY, unless otherwise stated. 1 See Appendix for GAAP to Non-GAAP reconciliation table. 2 Calculated by dividing LTM Adjusted FCF by Adjusted Net Income.     INCOME STATEMENT  BALANCE SHEET AND CASH FLOW    Revenues decreased 10.7% to $283.2MAdj. Gross Profit1 decreased 250 bps to 21.5%Adj. EBITDA1 decreased 46.6% to $15.0MAdj. EBITDA1 margin decreased 350 bps to 5.3%Adj. EPS1 decreased 34.4% to $0.40  Adj. FCF of $33.4MAdj. FCF Conversion2 of 370%Cash position $48.9MDividends of $2.5M or $0.11 per share

   6  2019 Financial Performance   Note: All comparisons are YoY, unless otherwise stated. 1 See Appendix for GAAP to Non-GAAP reconciliation table. 2 Calculated by dividing LTM Adjusted FCF by Adjusted Net Income.     INCOME STATEMENT  BALANCE SHEET AND CASH FLOW    Adj. Revenues decreased 7.8% to $1.15BAdj. Gross Profit decreased 180 bps to 22.0%Adj. EBITDA1 decreased 41.3% to $68.3MAdj. EBITDA1 margin decreased 340 bps to 5.9%Adj. EPS1 decreased 45.9% to $1.59  YTD Adj. FCF of $82.9MYTD Adj. FCF Conversion2 of 230%Cash position $48.9MDividends of $9.9M or $0.44 per share

 Total company & Segment financial results  Becky Weyenberg | Chief financial Officer

# 4Q19 Financial Results ($M, except per share data)

### REVENUES


$317.0
(10.7%)
$283.2
4Q18
4Q19

- Equipment sales decreased $48.9M or 21.4%
- Parts sales increased $6.9M or 9.5%
- Domestic sales decreased $38.5M or 15.5%
- International sales increased $4.8M or 6.9%
- Excluding the impact of foreign currency, sales decreased 10.4%

### BACKLOG


$345.0
(23.6%)
$263.7
4Q18
4Q19

- Order intake decreased in oil and gas due to sustained low oil prices
- Road building orders decreased due to lower dealer activity
- Order intake normalized in aggregates following a peak in Q4 2018

### ADJUSTED EBITDA[1]


$28.0
(46.6%)
$15.0
4Q18
4Q19

- Adjusted EBITDA decreased due to decreased gross profit primarily driven by an increase in under-absorbed Mfg. overheads of $4.0M
- Adj. EBITDA margin of 5.3% decreased 350 bps
- SGA&E decreased 4.0% driven by lower commissions, consulting fees and payroll

### ADJUSTED EPS[1]


$0.61
(34.4%)
$0.40
4Q18
4Q19

- $9.9M of restructuring costs
- Adjusted net effective tax rate for the quarter was (5.3%)
- Adjusted effective tax rate for the year was 14.6%

[1] See Appendix for GAAP to Non-GAAP reconciliation table.

ASTEC INDUSTRIES, INC.
8

 9  Infrastructure | 4Q19 Financial Performance ($M)  Revenues decrease driven by weakness in domestic equipment, partially offset by increase in partsEquipment sales decreased $9.7M or 11.7% Parts sales increased $2.8M or 9.0%Domestic sales decreased $9.6M or 9.0%  Road building orders decreased due to lower dealer activity and a softer US market  Infrastructure gross profit impacted by an increase in under absorption of $3.2MAdjusted gross profit of 20.2% decreased 250 bps  Adjusted EBITDA of $9.8M excludes $12.5M of unusual itemsAdjusted EBITDA margin of 8.5% increased 200 bpsBenefit from $4.1M drop in SGA&E due to reduced commissions and consulting fees

# Aggregate & Mining | 4Q19 Financial Performance ($M)

## REVENUES


$116.
1
(20.7%)
$92.0
4Q18
4Q19

- Revenues decreased in aggregate equipment due primarily to lower dealer activity
- Equipment sales were down $28.7M or 34.1%
- Parts sales were up $1.3M or 4.6%
- International sales decreased $2.8M or 6.7%
- Domestic sales decreased $21.3M or 28.6%

## BACKLOG


$130.
7
(43.3%)
$74.1
4Q18
4Q19

- Order intake normalized in aggregates following a peak in Q4 2018

## ADJUSTED GROSS PROFIT


$30.6
(43.5%)
$17.3
4Q18
4Q19

- Gross profit impacted by increase of $0.9M in under absorption
- Adjusted gross profit of 18.8% decreased 760 bps

## ADJUSTED EBITDA


$13.5
(65.9%)
$4.6
4Q18
4Q19

- Adjusted EBITDA margin of 5.0% decreased 660 bps due to gross profit compression
- Benefit from $4.3M drop in SGA&E due to reduced commissions, payroll and consulting fees

ASTEC INDUSTRIES, INC.
10

 11  Energy | 4Q19 Financial Performance ($M)   Equipment sales were down $10.7M or 17.3%Parts sales were up $2.6M or 20.3%International sales increased $6.8M or 77.0%Domestic sales decreased $7.7M or 11.4%  Order intake decreased in oil and gas due to sustained low oil prices  Adjusted gross profit of 24.8% increased 260 bps  Adjusted EBITDA margin of 12.5% increased 330 bpsBenefit from $0.5M drop in SGA&E due to reduced consulting fees

 12  Focused on Maintaining a Strong Balance Sheet  Focused on Maintaining a Strong Balance Sheet  KEY HIGHLIGHTSOverall strength of the balance sheet provides the financial flexibility to accomplish long-term strategic initiativesInventory turnover improved to 2.6x from 2.5x a year ago Cash position improved by 89.2%Total liquidity available of $190.5M  ($M)  12/31/19  12/31/18  Cash and Cash Equivalents  $ 48.9  $ 25.8  Total Current Assets  $ 513.0  $ 561.0  Total Assets  $ 799.8  $ 855.5  Total Current Liabilities  $ 172.9  $ 189.2  Total Debt  $ 2.0  $ 60.1  Total Liabilities and Equity  $ 799.8  $ 855.5  SUMMARY BALANCE SHEET

# Disciplined Capital Deployment Framework

Use of Cash Over Last 3 Years

**~$150M**


16%
47%
19%
18%

- Plant, Property & Equipment
- Acquisitions
- Dividends
- Share Repurchases

**Reinvestments**

- Internal investments meeting return objectives of >14% ROIC

**Acquisitions**

- Future acquisitions to align with growth strategy and meet financial criteria

**Returns to Shareholders**

- Dividend of $0.11 per share
- $150M repurchase program authorized
- Repurchased $24M in 2018

CONTINUALLY EVALUATE STRATEGY TO ENSURE A BALANCED APPROACH

ASTEC INDUSTRIES, INC.
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# Aligned Strategy for Profitable Growth

## SIMPLIFY

- Leveraging global footprint and scale while maintaining strong customer relationships
- Reduce organizational structure complexity
- Consolidate and rationalize footprint and product portfolio
- Optimize supply chain by leveraging size and scale of business

## FOCUS

- Strengthen customer-centric approach by providing a holistic set of solutions
- Drive commercial excellence
- Embrace and streamline operational excellence processes
- Enhance accountability through a performance-based culture with aligned KPIs and incentives

## GROW

- Reinvigorate innovation with a new product development approach
- Leverage technology and digital connectivity to enhance customer experience
- Capitalize on global growth opportunities
- Allocate capital effectively to drive greatest shareholder value

ASTEC INDUSTRIES, INC.
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# Transformation Progress

2019 - 2020 | 2019 - 2021 | 2020 - 2021+

## SIMPLIFY

- ✓ Changed from subsidiary structure to align by product groups
- ✓ Refreshed executive leadership team and board members
- ✓ Executed Astec Strategic Procurement initiative consolidating supply chain
- ✓ Assessing 1Q20 re-segmentation to streamline reporting structure

## FOCUS

- ✓ Hired SVP of Operational Excellence and Chief Information Officer
- ✓ Aligned financial metrics to management incentives
- ▪ Implementing Enterprise Data Analytic Platform system to consolidate reporting
- ▪ Instill operational excellence across organization
- ▪ Optimize product portfolio

## GROW

- ✓ Hired SVP of Innovation
- ▪ Enhance customer engagement
- ▪ Global expansion
- ▪ Profitable Growth
- ▪ Margin Improvement

ASTEC INDUSTRIES, INC.
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Q&A

   17  Contact Information  STEVE ANDERSONSVP of Administration, Investor Relations & Corporate SecretaryPhone: 423-553-5934Email: sanderson@astecindustries.com

 Appendix

 19  Income Statement

 20  Balance Sheet

 21  Q4 GAAP to Non-GAAP Reconciliation Table

 22  FY GAAP to Non-GAAP Reconciliation Table

Exhibit 99.2